EXHIBIT 10.6


                                                               EXECUTION VERSION

                              SEVENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 22, 2000, is entered into by and among:

                  (1) BELL MICROPRODUCTS INC., a California corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Restated Credit Agreement referred to in Recital A below (the "Banks");

                  (3) CALIFORNIA BANK & TRUST, a California banking corporation, as administrative agent for the Banks (in such capacity, "Administrative Agent"); and

                  (4) UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), as collateral agent thereunder (in such capacity, "Collateral Agent").


                                    RECITALS

         A. Borrower, the Banks, Administrative Agent and Collateral Agent are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999, (v) that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999 and (vi) that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of May 15, 2000 (as amended, the "Restated Credit Agreement").

         B. Borrower has requested Administrative Agent, Collateral Agent and the Banks to amend the Restated Credit Agreement in certain respects.

         C. The Banks, Administrative Agent and Collateral Agent are willing so to amend the Restated Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Administrative Agent and Collateral Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Restated Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Restated Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Restated Credit Agreement is hereby amended as follows:

                  (a) Subparagraph 5.02(c) of the Restated Credit Agreement is hereby amended to read in its entirety as follows:

                  (c) Asset Dispositions. Neither Borrower nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except in the ordinary course of its business. Notwithstanding the foregoing, Bell-Future Tech may sell accounts receivable to TCFC pursuant to the Accounts Receivable Purchase Agreement; provided that the total amount of Indebtedness of Bell-Future Tech thereunder or of the Borrower pursuant to any guaranty thereof does not exceed $5,000,000 at any time beginning 60 days after the Seventh Amendment Effective Date.

                  (b) Schedule 1.01 of the Restated Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order, the following definitions:

                  "Accounts Receivable Purchase Agreement" shall mean that certain Agreement for the Purchase, Sale and Servicing of Account Receivables, to be dated as of June 20, 2000, between TCFC and Bell-Future Tech, without regard to any amendment thereof unless Required Lenders shall have consented to such amendment.

                  "Seventh Amendment Effective Date" shall mean June 22, 2000.

                  "TCFC" shall mean Transamerica Commercial Finance Corporation, a Delaware corporation.

                  (c) Schedule 1.01 of the Restated Credit Agreement is hereby amended by changing the definition of "Permitted Liens" set forth therein by (i) deleting the word "and" at the end of clause (l) thereof, (ii) adding thereto, immediately following clause (l), a new clause (m) to read in its entirety as follows, (iii) changing the designation of the current clause (m) to "(n)":

                           (m) Liens on accounts of Bell-Future Tech that are
                  sold to Transamerica Commercial Finance Corporation pursuant to the Accounts Receivable Purchase Agreement; provided that the total amount of Indebtedness of Bell-Future Tech thereunder or of the Borrower pursuant to any guaranty thereof does not exceed $5,000,000 at any time beginning 60 days after the Seventh Amendment Effective Date.

                  (d) Schedule 1.01 of the Restated Credit Agreement is hereby further amended by changing the definition of "Permitted Indebtedness" set forth therein by (i) deleting the word "and" at the end of clause
         (h) thereof, (ii) adding thereto, immediately following clause (h), a new clause (i) to read in its entirety as follows, (iii) changing the designation of the current clause (i) to "(j)":

                           (i) Indebtedness of Bell-Future Tech arising under
                  the Accounts Receivable Purchase Agreement and Indebtedness of the Borrower pursuant to any guaranty thereof; provided that the total amount of Indebtedness of Bell-Future Tech thereunder or of the Borrower pursuant to any guaranty thereof does not exceed $5,000,000 at any time beginning 60 days after the Seventh Amendment Effective Date.

         3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Collateral Agent and the Banks that, on the date of this Amendment and after giving effect to the amendments set forth in paragraph 2 above on the Seventh Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         4. Effective Date. The amendments to the Restated Credit Agreement effected by paragraph 2 above shall become effective on June ____, 2000 (the "Seventh Amendment Effective Date"), subject to receipt by the Banks, Administrative Agent and Collateral Agent, as applicable, on or prior to the Seventh Amendment Effective Date of the following, each in form and substance satisfactory to the Banks, Administrative Agent, Collateral Agent and their respective counsel, as applicable:

                  (a) This Amendment duly executed by Borrower, each Bank, Administrative Agent and Collateral Agent;

                  (b) A letter in the form of Appendix 1 hereto appropriately completed, dated the Seventh Amendment Effective Date and duly executed by each Guarantor;

                  (c) Such other evidence as Administrative Agent, Collateral Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

         5. Effect of this Amendment. On and after the Seventh Amendment Effective Date, each reference in the Restated Credit Agreement and the other Credit Documents to the Restated Credit Agreement shall mean the Restated Credit Agreement as amended hereby. Except as specifically consented to or amended above, (a) the Restated Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks, Administrative Agent or Collateral Agent, nor constitute a waiver of any provision of the Restated Credit Agreement or any other Credit Document.

         6. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, Administrative Agent, Collateral Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                         BELL MICROPRODUCTS INC.


                                  By:__________________________________
                                     Name:
                                     Title:


                                  By:__________________________________
                                     Name:
                                     Title:


ADMINISTRATIVE AGENT:             CALIFORNIA BANK & TRUST,
                                  As Administrative Agent


                                  By:__________________________________
                                     Name:
                                     Title:


                                  By:__________________________________
                                     Name:
                                     Title:


COLLATERAL AGENT:                 UNION BANK OF CALIFORNIA, N.A.,
                                  As Collateral Agent


                                  By:__________________________________
                                     Name:
                                     Title:

BANKS:                            CALIFORNIA BANK& TRUST,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:


                                  By:__________________________________
                                     Name:
                                     Title:


                                  UNION BANK OF CALIFORNIA, N.A.,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:


                                  SANWA BANK CALIFORNIA,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:


                                  COMERICA BANK - CALIFORNIA,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:

                                  IBM CREDIT CORPORATION,
                                  As a Bank


                                  By:__________________________________
                                     Name:
                                     Title:

                                   APPENDIX 1

                        FORM OF GUARANTOR CONSENT LETTER


                                 June [__], 2000

TO:      ADMINISTRATIVE AGENT,
         As Administrative Agent for the Banks
         and the Agents under the
         Restated Credit Agreement referred to below

         1.       Reference is made to the following:

                  (d) The Third Amended and Restated Credit Agreement dated as of November 12, 1998, among Borrower, the Banks, Administrative Agent and Collateral Agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999 and that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of May 15, 2000 (as amended, the "Restated Credit Agreement");

                  (e) [The Bell Canada Guaranty, dated as of November 12, 1998 (the " Bell Canada Guaranty"),] [The Bell-Tenex Guaranty, dated as of November 20, 1998 (the "Bell-Tenex Guaranty"),] [The Bell-Future Tech Guaranty, dated as of November ____, 1999 (the "Bell-Future Tech Guaranty"),] [The Rorke Data Guaranty, dated as of May 15, 2000 (the "Rorke Data Guaranty"),] [The Rorke Europe Guaranty, dated as of May 15, 2000 (the "Rorke Europe Guaranty"),] executed by the undersigned ("Guarantor") in favor of the Banks and Collateral Agent; and

                  (f) The Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of June [___], 2000, among Borrower, the Banks, Administrative Agent and Collateral Agent (the "Seventh Amendment");

         8. Guarantor hereby confirms that it is a wholly-owned subsidiary of [Bell Microproducts Inc., a California corporation] [Bell Microproducts Canada Inc., a California corporation ("Bell Canada") and that Bell Canada is a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation] [Rorke Data, Inc., a Minnesota corporation ("Rorke Data") and that Rorke Data is a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation].

         9. Guarantor hereby consents to the Seventh Amendment. Guarantor expressly agrees that the Seventh Amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Banks or Collateral Agent under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] [Rorke Data Guaranty] [Rorke Europe Guaranty].

         10. Pursuant to the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] [Rorke Data Guaranty] [Rorke Europe Guaranty], Guarantor reaffirms and continues its guaranty of the payment when due of, inter alia, all loans, advances, debts, liabilities and obligations, however arising, owed by the Borrower to any Agent or any Bank of every kind and description now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement as amended by the Seventh Amendment or any of the other Credit Documents.

         11. The [Pledge] [Security] Agreement, dated as of [November 20, 1998][July 21, 1999] [May 15, 2000] executed by Guarantor in favor of Collateral Agent (the "[Pledge] [Security] Agreement") and any other security granted to any Agent or any of the Banks from time to time as security for the obligations of Guarantor under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] [Rorke Data Guaranty] [Rorke Europe Guaranty] remains in full force and effect and unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by Guarantor pursuant to the [Pledge] [Security] Agreement and such other documents (if any) continue to extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due, of Guarantor to any of the Banks and any Agent arising under, in connection with or pursuant to the Restated Credit Agreement and the other Credit Documents, as acknowledged and confirmed by this Guarantor Consent Letter, notwithstanding the amendment of the Restated Credit Agreement by the Seventh Amendment.

         12. From and after the date hereof, the term "Restated Credit Agreement" as used in the [Bell-Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] [Rorke Data Guaranty] [Rorke Europe Guaranty] shall mean the Restated Credit Agreement, as amended by the Seventh Amendment.

         13. Guarantor's consent to the Seventh Amendment shall not be construed (i) to have been required by the terms of the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] [Rorke Data Guaranty] [Rorke Europe Guaranty], any other Credit Document or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Restated Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.


                                [BELL/MICROPRODUCTS CANADA-TENEX DATA ULC]
                                [BELL MICROPRODUCTS CANADA INC.]
                                [BELL MICROPRODUCTS - FUTURE TECH, INC.]
                                [RORKE DATA, INC.]
                                [RORKE DATA EUROPE HOLDING, B.V.]


                                By: ____________________________
                                      Name:_______________________
                                      Title:________________________